UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2008

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 26, 2008, JPMorgan Chase & Co. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and the other several Underwriters named in Schedule A thereto with respect to the offer and sale by the Company of $5,000,000,000 3.125% Guaranteed Notes due 2011, $1,000,000,000 Floating Rate Guaranteed Notes due 2010 and $500,000,000 Floating Rate Guaranteed Notes due 2011 (collectively, the “Notes”).

A copy of the form of the Underwriting Agreement is included as Exhibit 1.1 to this Current Report on Form 8–K and is incorporated into this Item 8.01 by reference. The Company may from time to time enter into additional underwriting agreements in the form of the Underwriting Agreement in connection with offerings of its senior debt securities guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) pursuant to the FDIC’s Temporary Liquidity Guarantee Program established pursuant to 12 C.F.R. Part 370 (the “Temporary Liquidity Guarantee Program”).

On December 2, 2008, the Company and Deutsche Bank Trust Company Americas (the “Trustee”) entered into a Second Supplemental Indenture (the “Supplemental Indenture”) to the Indenture dated as of December 1, 1989, between the Company and the Trustee, as supplemented by the Agreement of Resignation, Appointment and Acceptance, dated as of March 29, 1996, and as amended by the First Supplemental Indenture, dated as of November 1, 2007. The Supplemental Indenture includes a form of note representing the Notes (the “Form of Note”).

A copy of the Supplemental Indenture is included as Exhibit 4.1 to this Current Report on Form 8–K and is incorporated into this Item 8.01 by reference. A copy of the Form of Note is included as Exhibit 4.2 to this Current Report on Form 8–K and is incorporated into this Item 8.01 by reference. The Company may from time to time issue additional senior debt securities guaranteed by the FDIC pursuant to the Temporary Liquidity Guarantee Program in the form of the Form of Note.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibits 1.1, 4.1 and 4.2 shall not be deemed filed with respect to the Company’s registration statements other than the Company’s registration statement on Form S-3, File No. 333–146731, except as may otherwise be specified in the Company’s registration statements or other filings with the Securities and Exchange Commission.

Exhibit No.	Description

1.1	Form of Underwriting Agreement

4.1	Supplemental Indenture

4.2	Form of Note (included in Exhibit 4.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony J. Horan

Name:	Anthony J. Horan
Title:	Corporate Secretary

Dated: December 2, 2008

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Form of Underwriting Agreement

4.1	Supplemental Indenture

4.2	Form of Note (included in Exhibit 4.1)